EXHIBIT 99.2

ROBBINS GELLER RUDMAN
& DOWD LLP
SHAWN A. WILLIAMS (213113)
CHRISTOPHER M. WOOD (254908)
Post Montgomery Center
One Montgomery Street, Suite 1800
San Francisco, CA 94104
Telephone: 415/288-4545
415/288-4534 (fax)
shawnw@rgrdlaw.com	SAXENA WHITE P.A.
cwood@rgrdlaw.com	MAYA SAXENA
— and —	JOSEPH E. WHITE
TRAVIS E. DOWNS III (148274)	2424 N. Federal Highway, Suite 257
655 West Broadway, Suite 1900	Boca Raton, FL 33431
San Diego, CA 92101	Telephone: 561/394-3399
Telephone: 619/231-1058	561/394-3382 (fax)
619/231-7423 (fax)	msaxena@saxenawhite.com
travisd@rgrdlaw.com	jwhite@saxenawhite.com

Co-Lead Counsel for Plaintiffs

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

In re FINISAR CORP. DERIVATIVE LITIGATION	)	Master File No. C-06-07660-RMW-HRL
)
	)	NOTICE OF PROPOSED DERIVATIVE SETTLEMENT
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This Document Relates To:	)
	)	EXHIBIT A-1
ALL ACTIONS.	)
)

TO:                         ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF FINISAR CORPORATION (“FINISAR” OR THE “COMPANY”) AS OF JUNE 24, 2013 (THE “RECORD DATE”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.  THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED DERIVATIVE ACTION (THE “FEDERAL ACTION”) AND A RELATED ACTION PENDING IN THE SUPERIOR COURT FOR THE STATE OF CALIFORNIA FOR THE COUNTY OF SANTA CLARA (THE “STATE ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS.  IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD FINISAR COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE FEDERAL ACTION.  THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT.  IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this stockholder derivative litigation.  This Notice is provided by Order of the United States District Court for the Northern District of California, San Jose Division (the “Court”).  It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or merits of the claims or defenses asserted by or against any party.  It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto.  The Federal Action and the State Action are collectively referred to as the “Actions.”  Capitalized terms not otherwise defined shall have the definitions set forth in a written Stipulation of Settlement, dated June 24, 2013 (“Stipulation”).   The Stipulation and all of the exhibits can be viewed and/or downloaded at www.finisar.com.

I.                                        WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the Settlement of the action styled In re Finisar Corp. Derivative Litigation, No. C-06-07660-RMW-HRL (N.D. Cal.), Brown v. Rawls, Case No. 1:07CV078405 (Cal. Supr. Santa Clara) and Myers v. Rawls, Case No. 1:07CV078411 (Cal. Supr.

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Santa Clara).  Federal Plaintiffs Robert Lynch, Lynn Short, Patricia Dubovi, City of Worcester Retirement System, Richard Sawczak and James Rocco (on behalf of themselves and derivatively on behalf of Finisar); State Plaintiff James Kenney (on behalf of himself and derivatively on behalf of Finisar); Defendants Jerry S. Rawls, Stephen K. Workman, David Buse, John Drury, Joseph A. Young, Frank H. Levinson, Roger C. Ferguson, David C. Fries, Robert N. Stephens, Dominique Trempont, Mark J. Farley,  Michael C. Child, Gregory H. Olsen, Harold Hughes, Fariba Danesh and Dallas W. Meyer; and Nominal Party Finisar have agreed upon terms to settle the above-referenced litigation and have signed a written Stipulation of Settlement, dated June 24, 2013 (“Stipulation”), setting forth those settlement terms.

On October 18, 2013, at 9:00 a.m., the Court will hold a hearing (the “Settlement Hearing”) in the Federal Action.  The purpose of the Settlement Hearing is to determine: (i) whether the terms of the Settlement are fair, reasonable and adequate, including the separately negotiated amount for Plaintiffs’ Counsel’s attorneys’ fees and expenses, and should be finally approved; (ii) whether a final judgment should be entered and the Federal Action dismissed with prejudice pursuant to the Stipulation; and (iii) such other matters as may be necessary or proper under the circumstances.

II.                                   SUMMARY OF THE ACTIONS

A.                                    Commencement and Consolidation of the Federal Action

These stockholder derivative actions allege claims based on Finisar’s stock option grants and related acts and practices from November 11, 1999 through September 8, 2006.  The first derivative action was filed on December 14, 2006 in the United States District Court for the Northern District of California and was styled Lynch v. Rawls, et al., Case No. C-06-07660-RMW-HRL (N.D. Cal.).  Shortly thereafter, two additional actions were filed in this Court containing substantially similar

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allegations.(1)  On January 22, 2007, the Court issued an order consolidating the federal derivative actions, referred to as the “Federal Action.”

B.                                    The Motions to Dismiss the First Amended Consolidated Complaint in the Federal Action

On March 8, 2007, the plaintiffs in the Federal Action (the “Federal Plaintiffs”) filed an Amended Consolidated Verified Shareholder Derivative Complaint, and on July 12, 2007, the Federal Plaintiffs filed a First Amended Consolidated Verified Shareholder Derivative Complaint (“First Amended Consolidated Complaint”).  In the First Amended Consolidated Complaint, the Federal Plaintiffs asserted claims on behalf of Finisar against some or all of Jerry S. Rawls, Stephen K. Workman, David Buse, John Drury, Joseph A. Young, Frank H. Levinson, Roger C. Ferguson, David C. Fries, Robert N. Stephens, Dominique Trempont, Mark J. Farley, Michael C. Child, Gregory H. Olsen, Richard B. Lieb, Jan Lipson and Larry D. Mitchell (the “Federal Individual Defendants”) for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, abuse of control, corporate waste, unjust enrichment, constructive fraud, gross mismanagement, rescission, misappropriation of information, breach of contract, and violations of the federal securities laws and California Corporations Code, and demanded an accounting.

On August 28, 2007, Finisar and the Federal Individual Defendants filed motions to dismiss the First Amended Consolidated Complaint.  In their dismissal motions, Finisar and the Federal Individual Defendants argued, among other things, that the First Amended Consolidated Complaint failed to adequately plead that a pre-suit demand upon the Board of Directors of Finisar (“Finisar Board”) was futile, and that the First Amended Consolidated Complaint failed to state any actionable claim for relief.

On October 18, 2007, the Federal Plaintiffs filed an Opposition to the motions to dismiss the First Amended Consolidated Complaint.  In the Opposition, the Federal Plaintiffs argued, among

(1)                                 These actions are Short v. Rawls, et al., Case No. C-06-07661-RMW-HRL (N.D. Cal.), and City of Worcester Retirement System v. Rawls, et al., Case No. C-06-07848-WHA-HRL (N.D. Cal.).

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other things, that particularized facts set forth in the First Amended Consolidated Complaint excused a pre-suit demand upon the Finisar Board, and that the facts alleged stated claims for relief against each Federal Individual Defendant.

On January 11, 2008, the Court, after hearing oral argument, issued an order granting Finisar and the Federal Individual Defendants’ motions to dismiss the First Amended Consolidated Complaint based on its finding that the Federal Plaintiffs had failed to adequately allege that a pre-suit demand on the Finisar Board would have been futile.  The Court also granted the Federal Plaintiffs leave to file a further amended complaint.  The Court did not rule on the Federal Individual Defendants’ motions to dismiss the First Amended Consolidated Complaint for failure to state any actionable claim for relief.

C.                                    The Motions to Dismiss the Operative Complaint

On May 12, 2008, the Federal Plaintiffs filed a Second Amended Consolidated Verified Shareholder Derivative Complaint, and on May 21, 2008, the Federal Plaintiffs filed a Supplemental Second Amended Consolidated Verified Shareholder Derivative Complaint, which did not name Mr. Lieb as a defendant (“Operative Complaint”).  The Operative Complaint included, among other things, additional facts alleging why a pre-suit demand upon the Finisar Board would have been futile, and therefore, excused.

On July 1, 2008, Finisar and the Federal Individual Defendants once again moved to dismiss the Federal Action.  In their motions to dismiss, Finisar and the Federal Individual Defendants argued, among other things, that the Operative Complaint failed to adequately plead futility of demand, thereby justifying a dismissal of the Federal Action with prejudice.  They also argued that, even if a pre-suit demand was futile, that the Federal Action still must be dismissed for failure to state any claim for relief against any Federal Individual Defendant.

On August 19, 2008, the Federal Plaintiffs filed an Opposition to the motions to dismiss.  In the Opposition, the Federal Plaintiffs argued, among other things, that the Federal Action should not be dismissed as the facts pleaded in the Operative Complaint excused a pre-suit demand on the

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Finisar Board, as well as stated actionable claims for relief under federal and state laws against the Federal Individual Defendants.

Thereafter, on September 22, 2009, the Court issued an order granting the motions to dismiss the Operative Complaint with prejudice based on its finding that the Federal Plaintiffs had failed to adequately allege that a pre-suit demand on the Finisar Board would have been futile.  The Court entered judgment on the same date.  The Court did not rule on the Federal Individual Defendants’ motions to dismiss the Operative Complaint for failure to state any actionable claim for relief.

D.                                    The Ninth Circuit Appeal

On October 22, 2009, the Federal Plaintiffs filed a notice of appeal with the Court of Appeals for the Ninth Circuit (“Ninth Circuit Court”).  On March 24, 2010, the Federal Plaintiffs filed their Opening Brief with the Ninth Circuit Court and argued, among other things, that the dismissal of the Federal Action was contrary to law and should be reversed.  On May 19, 2010, Finisar and the Federal Individual Defendants filed their Answering Brief and argued, among other things, in support of the dismissal of the Federal Action, that the dismissal of the Federal Action was required by controlling law and that the Court’s decision should be affirmed.  The Ninth Circuit Court heard oral argument in San Francisco, California.  On April 26, 2011, the Ninth Circuit Court issued an order reversing the dismissal of the Federal Action (“Remand Order”).  The Ninth Circuit Court concluded that the Federal Plaintiffs’ allegations were sufficient to excuse a pre-suit demand on the Finisar Board.

On May 17, 2011, Finisar and the Federal Individual Defendants filed a petition for rehearing en banc, arguing that the Ninth Circuit Court’s Remand Order was contrary to law.  On July 8, 2011, the Ninth Circuit Court issued an order denying the petition for rehearing en banc.

E.                                    Post-Appeal Litigation

On August 19, 2011, the parties to the Federal Action requested a Case Management Conference, which the Court granted on August 30, 2011.  On September 16, 2011, the Court conducted a Case Management Conference with the parties to the Federal Action.  During the Case

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Management Conference, the parties addressed with the Court, among other things, whether the automatic discovery stay under the Private Securities Litigation Reform Act of 1995 (“PSLRA”) should remain in place while the Federal Individual Defendants challenged the claims for relief asserted in the Operative Complaint.  Following the Case Management Conference, on October 7, 2011, the Federal Plaintiffs submitted a letter brief in support of lifting the discovery stay, and on October 14, 2011, the Federal Individual Defendants filed a letter brief in support of continuing the discovery stay.  On February 24, 2012, the Court issued an order leaving the discovery stay in place.

F.                                     The Re-Submitted Motions to Dismiss the Operative Complaint

On March 15, 2012, the Federal Individual Defendants re-filed motions to dismiss the Operative Complaint for failure to state a claim for relief.  In their dismissal motions, the Federal Individual Defendants argued, among other things, that the Federal Plaintiffs’ Operative Complaint had failed to state claims for violations of the federal securities laws and that the Federal Plaintiffs’ state law claims for breach of fiduciary duty and related relief also failed under applicable California and/or Delaware law.  On May 3, 2012, the Federal Plaintiffs filed an Opposition to the Federal Individual Defendants’ motions to dismiss, but did not oppose the motion as to certain of the Federal Individual Defendants and did not oppose a separate motion to dismiss filed by the late Jan Lipson.  In their Opposition, the Federal Plaintiffs argued, among other things, that the facts pleaded in the Operative Complaint stated claims for violations of the federal securities laws and claims for breach of fiduciary duty and related relief under California and Delaware corporation law.

The Court held oral argument on June 29, 2012.  On July 12, 2012, the Court issued an order granting in part and denying in part the Federal Individual Defendants’ motions to dismiss, including: (i) dismissing without prejudice the Federal Plaintiffs’ claims for violation of Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) as to four of the nine Federal Individual Defendants; (ii) dismissing without prejudice the Federal Plaintiffs’ claim for violation of Section 14(a) of the Exchange Act; (iii) dismissing with prejudice the Federal Plaintiffs’ claim for violation of Section 20(a) of the Exchange Act; (iv) dismissing without prejudice the Federal

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Plaintiffs’ claim for breach of fiduciary duty against four of the nine the Federal Individual Defendants; (v) dismissing without prejudice the Federal Plaintiffs’ claim against one of the Federal Individual Defendants for insider trading under state law; (vi) dismissing with prejudice the Federal Plaintiffs’ claim for breach of contract; (vii) dismissing without prejudice the Federal Plaintiffs’ claim for corporate waste as to five of the nine Federal Individual Defendants; (viii) dismissing without prejudice the Federal Plaintiffs’ claims for unjust enrichment as to five of the nine Federal Individual Defendants; (ix) dismissing with prejudice the Federal Plaintiffs’ claims for abuse of control, gross mismanagement and constructive fraud; and (x) dismissing without prejudice the Federal Plaintiffs’ claims for accounting and rescission.   The Court’s July 12, 2012 Order dismissed with prejudice all claims against defendants David Buse, John Drury, Mark J. Farley, Jan Lipson, Joseph A. Young, and Harold E. Hughes, and dismissed without prejudice all claims against defendants David C. Fries, Gregory H. Olsen, Robert N. Stephens, and Dominique Trempont, granting the Federal Plaintiffs 30 days to file an amended complaint.  The Federal Plaintiffs did not file a subsequent amended complaint.

On August 31, 2012, the Court conducted a further Case Management Conference and, among other things, entered an order setting a discovery and pre-trial schedule.

G.                                   The Federal Individual Defendants’ Answers and Motion to Strike

On November 2, 2012, certain of the Federal Individual Defendants filed Answers to the Operative Complaint (“Answers”).  After reviewing the Answers, on November 6, 2012, the Federal Plaintiffs notified the Federal Individual Defendants who had filed Answers in writing of their intention to file motions to strike certain of the affirmative defenses contained in the Answers.  Thereafter, the parties to the Federal Action met and conferred regarding a schedule for the filing of the motions to strike.

H.                                   Discovery and Additional Pre-Trial Proceedings

In the Fall of 2012, discovery commenced in the Federal Action.  In October 2012, the Federal Plaintiffs served written discovery requests on the Federal Individual Defendants who

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remained in the Federal Action.  The Federal Plaintiffs also sought discovery of certain documents and information from Finisar and its auditors and lawyers.

In November 2012 and January 2013, the remaining Federal Individual Defendants served written responses and objections to the Federal Plaintiffs’ discovery requests.  Finisar and its auditors and lawyers did likewise.

In December 2012, Finisar served written discovery requests on the Federal Plaintiffs seeking certain documents and information.  In January 2013, the Federal Plaintiffs served responses and objections to Finisar’s discovery requests.  Upon the receipt of discovery responses and objections, the meet and confer process ensued.

I.                                        The State Action

On January 18, 2007,  plaintiffs commenced the State Action by filing two stockholder derivative complaints in the Superior Court of California for the County of Santa Clara (“State Court”).(2)  On March 27, 2007, the plaintiffs in the State Action filed a Consolidated Complaint. On April 9, 2007, Finisar and Jerry S. Rawls, Stephen K. Workman, Frank H. Levinson, Roger C. Ferguson, David C. Fries, Robert N. Stephens, Dominique Trempont, Mark J. Farley, Michael C. Child, Gregory H. Olsen, Richard B. Lieb, Fariba Danesh, Larry D. Mitchell, Jan Lipson and Dallas W. Meyer filed a motion to dismiss or stay the State Action.  After briefing and oral argument, on May 22, 2007, the State Court issued an order staying the State Action pending resolution of the Federal Action.  On April 24, 2013, the Court signed a stipulated order permitting the amendment of the complaint for the purpose of settlement to name James Kenney as the named plaintiff.  On April 24, 2013, pursuant to stipulation, the amended complaint was filed.

(2)                                 The actions were captioned Brown v. Rawls, Case No. 1:07CV078405, and Myers v. Rawls, Case No. 1:07CV078411, filed in the Superior Court of California, County of Santa Clara.

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J.                                      Settlement Negotiations

While discovery and pre-trial preparation continued in the Federal Action, between September 2012 and March 2013, representatives of the Settling Parties engaged in a formal mediation process before the Honorable Layn R. Phillips, United States District Judge (Ret.).  All of the parties participated in an all-day, in-person mediation session on October 11, 2012 in East Palo Alto, California, and after additional negotiations among Plaintiffs, the Settling Defendants, and Finisar, by and through its Independent Directors, on March 22, 2013, the Settling Parties reached an agreement-in-principle for the resolution of the Federal Action and the State Action.

K.                                   Board of Directors’ Approval of the Settlement Upon Recommendation of Independent Directors

On June 17, 2013, the current Finisar Board of Directors, on behalf of Finisar and upon the recommendation of the Independent Directors, exercising their business judgment, unanimously approved the settlement and each of its terms, as set forth in the Stipulation, as in the best interest of Finisar and its stockholders.

III.                              TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below.  This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available at www.finisar.com.

Monetary Payments:  In connection with the prosecution and settlement of the Actions, within ten (10) days of the entry of an order by the Court finally approving the settlement, (a) Finisar shall have received a total of $15,500,000 in cash, from various insurance carriers, $12,500,000 of which will be paid to Finisar within ten (10) business days after entry of the District Court Approval Order and the Judgment and $3,000,000 of which the various insurance carriers had conditionally advanced to Finisar under a reservation of rights and as to which, as a result of Plaintiffs’ negotiation of the settlement of the Actions, the various insurance carriers are including in a release of any and all claims to the return of any insurance payments and (b) certain Settling Defendants shall pay to

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Finisar a total of $250,000 in cash.  The Settling Parties agree that the total monetary value of the settlement, payable as set forth above, is $15,750,000.

Corporate Governance:  Plaintiffs and Finisar have conducted extensive negotiations over an extended period of time regarding certain Corporate Governance Terms related to, among other things, the Company’s stock option granting practices and procedures.  Finisar has adopted or, based upon those negotiations and during the pendency of and in connection with the prosecution and settlement of the Actions, Finisar, within 30 days of the Effective Date, shall adopt and keep in place for a period of at least five (5) years the Corporate Governance Terms below, unless any such provisions are required to be changed or eliminated to comply with federal or state laws or regulations, stock exchange listings requirements or other applicable legal requirements.

COMPENSATION PRACTICES

POLICIES AND PROCEDURES

1.                                      The Company shall assist executive officers and directors with required filings to disclose equity grants within two business days after any such grant via a filing with the United States Securities and Exchange Commission (the “SEC”) and shall publish these filings on the Company’s website.

2.                                      Repricing of stock options or any similar awards to any director, officer, employee, or any other grantee shall be prohibited, unless prior specific stockholder approval is obtained.

3.                                      At least once every three years the Compensation Committee of the Company’s Board of Directors shall select and retain an independent consultant to compare the Company’s executive compensation policies, practices, and procedures to a set of peer companies selected by the Compensation Committee with input from the independent consultant.  The independent consultant will prepare and submit to the Compensation Committee a report on this comparative study and its recommendations relating to executive compensation.

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4.                                      The Compensation Committee and the Audit Committee of the Company’s Board of Directors shall have different chairpersons, and the membership of the two committees shall not be identical.

GRANTING OF AWARDS

1.                                      All stock options and stock appreciation rights (“Awards”) granted at a regular quarterly meeting of the Compensation Committee or the Board of Directors shall be granted effective as of a date which is the later of (i) the third trading day following the Company’s public announcement of its financial results for the preceding quarter or (ii) the date of the meeting.  All stock options and stock appreciation rights granted at a special meeting of the Compensation Committee or the Board of Directors shall be granted effective as of the date of the meeting.  Notwithstanding the foregoing, Awards that are to be granted or otherwise issued by means of an assumption of or substitution for awards pursuant to a merger, acquisition or other corporate transaction (“Assumed or Substituted Awards”) shall be deemed granted effective as of a date determined in accordance with the terms of the definitive agreement governing such corporate transaction.  The effective date of the grant of stock options and stock appreciation rights, as specified in this paragraph, is referred to as the “Grant Date.”

2.                                      Except as otherwise provided in the Company’s employee stock plans with respect to grants of incentive stock options (including tandem stock appreciation rights granted in conjunction with such options) to certain large stockholders, the exercise price of all options and stock appreciation rights shall be the closing price of the Company’s Common Stock on the Grant Date, as reported by the Nasdaq Stock Market or other exchange on which the Company’s Common Stock is then trading.  Notwithstanding the foregoing, the exercise price, if any, and all other terms and conditions of Assumed or Substituted Awards shall be determined in accordance with the terms of the definitive agreement governing the applicable corporate transaction.

3.                                      The Company shall comply with Generally Accepted Accounting Principles (“GAAP”) accounting requirements for proper disclosure and accounting of Awards.

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4.                                      Authority to grant Awards shall be limited to the Company’s Board of Directors or Compensation Committee and shall not be delegated to any executive officer or to any other person or body. All Awards issued to the Company’s executive officers shall be granted by the Compensation Committee.

5.                                      Except where appropriate in special circumstances, as determined by the Board of Directors or the Compensation Committee, consideration of and action with respect to the grant of Awards shall take place at regularly scheduled quarterly meetings of the Compensation Committee.  Where the Board of Directors or the Compensation Committee determines that special circumstances call for consideration of the grant of Awards other than at a regular quarterly meeting, consideration of and action with respect to such Awards shall take place at a special meeting of the Compensation Committee or the Board of Directors and not by unanimous written consent.

6.                                      Company in-house counsel or outside corporate counsel shall attend any and all meetings where Awards are granted and shall promptly prepare minutes of the meeting.

7.                                      The key terms and conditions of each Award shall be communicated to the recipient of the Award within a relatively short period of time following the Grant Date, consistent with the Company’s human resources practices.

8.                                      Written documentation identifying grantees, amounts, and Grant Dates of all Awards granted on a particular date shall be complete and final on the date of grant and shall be initialed by the members of the Compensation Committee participating in the meeting on the date of grant. This signed documentation shall be transmitted to the Company’s accounting department on or promptly following the date of grant and copies shall be attached to the minutes of the meeting.

9.                                      Information regarding the aggregate number of Awards granted during the fiscal year shall be disclosed in the Company’s annual report and/or proxy statement.

10.                               The Company shall maintain Board and Compensation Committee minutes reflecting Awards, and records evidencing all future Awards, during the term of such Awards or their earlier expiration or cancellation.

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DIRECTORS

DIRECTOR INDEPENDENCE

1.                                      At least two-thirds of the members of the Board shall be “independent directors,” as defined in the Nasdaq listing standards.  In the event the Board is not in compliance with this requirement, it will take steps to return to compliance within 90 days.  Each independent director shall confirm his or her status as an independent director annually and shall promptly inform the Board or Nominating and Governance Committee of any change in his or her status that would disqualify him or her as an independent director.

2.                                      Independent directors shall be limited to serving on the Boards of no more than five public companies, including Finisar.

DIRECTOR STOCK OWNERSHIP GUIDELINES

The Company shall maintain stock ownership guidelines under which each non-employee director will be required to attain ownership of not less than 10,000 shares of the Company’s common stock within three years and to retain such minimum stock ownership so long as he or she continues to serve as a director.  Non-employee directors shall be required to refrain from selling shares (other than for the purpose of paying federal or state income taxes related to the acquisition of such shares) until such minimum stock ownership is attained.

MEETINGS IN EXECUTIVE SESSION

Except in extraordinary circumstances, the independent directors shall meet in executive session (at which employee directors are not present) at each regular quarterly meeting of the Board of Directors.

LEAD INDEPENDENT DIRECTOR

At any time that the office of Chairman of the Board is filled by the Chief Executive Officer of the Company or by any other employee of the Company, a non-employee director shall be designated Lead Independent Director.  The Lead Independent Director shall be appointed annually by a majority of the independent directors upon recommendation of the Company’s Nominating and

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Governance Committee.  In addition to the duties of all Board members (which shall not be limited or diminished by the Lead Independent Director’s role), the specific responsibilities of the Lead Independent Director are to undertake the following:

1.                                      solicit input from all directors regarding the agenda items for Board meetings, and provide such input to the Chairman of the Board and assist the Chairman in setting meeting schedules and agendas;

2.                                      In conjunction with the Nominating and Governance Committee, assess the quality, quantity, and timeliness of the flow of information from the Company’s management that is necessary for the independent directors to effectively and responsibly perform their duties, and although the Company’s management is responsible for the preparation of materials for the Board, the Lead Independent Director may recommend the inclusion of certain materials; and

3.                                      Coordinate, develop the agenda for and moderate executive sessions of the Board’s independent directors, and act as principal liaison between the independent directors and the Chairman of the Board and/or Chief Executive Officer on sensitive issues.

4.                                      The Lead Independent Director shall have the authority to retain such counsel or consultants as the Lead Independent Director deems necessary to perform his or her responsibilities.

ACCOUNTING PRACTICES AND PROCEDURES

ACCOUNTING OVERSIGHT

1.                                      The Board shall maintain an independent Audit Committee (the members of which shall be independent, non-employee directors).

2.                                      A majority of the members of the Audit Committee shall have a financial background.

3.                                      The Company shall maintain an internal audit department, which reports directly to the Audit Committee.

4.                                      The Company shall provide a whistleblower telephone hotline, with such alternative reporting mechanisms as the Audit Committee determines to be appropriate.

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5.                                      The Company shall annually remind employees of whistleblower options and whistleblower protections in periodic employee communications.

6.                                      The Company shall maintain an established internal control framework (e.g., “Internal Control - Integrated Framework; Committee of Sponsoring Organizations of the Treadway Commission,” 1994). See also the Treadway Commission’s “Recommendations for the Public Company.”

7.                                      The Company’s Internal Audit Department shall review the Company’s compliance with the controls and procedures regarding equity compensation at least annually and report on the same to the Audit Committee.

INTERNAL AUDIT FUNCTION

The Internal Auditor Director, who shall report to the Audit Committee at least quarterly, shall monitor the Company’s internal control environment and accounting practices. The Internal Auditor Director shall be responsible for devising an Internal Audit Plan for each fiscal year which will be presented to the Audit Committee of the Board of Directors. The Internal Audit Plan shall include assessment of the internal controls environment in order to ensure that appropriate financial reporting procedures are in place and being followed by the Company’s employees. Appropriate Company operations as dictated by the Internal Audit Plan shall be subject to an internal audit review each year.

RESPONSIBLE CORPORATE PRACTICES

INSIDER TRADING CONTROLS

A Board-appointed Trading Compliance Officer shall be responsible for ensuring compliance with the Company’s insider trading policies.  At least once a year, the Audit Committee will receive a report from the Trading Compliance Officer outside the presence of any other members of management on compliance with the Company’s insider trading policies. In addition to the above:

1.                                      The Trading Compliance Officer shall be responsible for pre-clearing all transactions by the Company’s directors or those employees subject to §16 of the Securities Exchange Act;

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2.                                      The Company will assist executive officers and directors with required filings to disclose Awards within two business days after any grant of an Award via a filing with the SEC and shall publish these filings on the Company’s website; and

3.                                      No corporate officer or director shall be permitted to directly or indirectly “short” the Company’s stock or engage in “put” or “call” transactions involving the Company’s stock.

STOCKHOLDER PROPOSALS

All stockholder proposals shall be evaluated by the Nominating and Governance Committee, which shall be a committee of at least two independent directors, as defined by the Nasdaq Stock Market (“NASDAQ”).  Such committee shall determine, with the assistance of outside advisors, if necessary, whether the stockholder proposal is in the best interest of the Company and appropriate for presentation to the stockholders for their consideration.  Where such consideration is appropriate, the committee shall recommend to the Board for or against such stockholder proposal and the reasons for such recommendation.  The Board shall recommend for or against such proposal and the reason for such recommendation in a proxy statement.

ATTENDANCE AT STOCKHOLDER MEETINGS

Each member of the Board of Directors shall make reasonable efforts to attend each annual stockholder meeting in person.

Substantial Benefit Conferred:  Finisar, by and through its Independent Directors, acknowledge and agree on behalf of Finisar that the insurance payments and Corporate Governance Terms confer a substantial benefit to Finisar as part of the settlement of the litigation.

Dismissals and Releases:  The Stipulation provides for the entry of judgment dismissing with prejudice the Federal Action and, after the Court approves the Settlement, the dismissal with prejudice of the State Action.  As set forth in more detail in the Stipulation, the Stipulation also provides that claims that were made or could have been made in the Actions will be released. .

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IV.                               PLAINTIFFS’ SEPARATELY NEGOTIATED ATTORNEYS’ FEES AND EXPENSES

After negotiating the monetary relief for Finisar and the Corporate Governance Terms, Lead Settlement Counsel and Finisar, by and through its Independent Directors, with the assistance of the mediator, the Honorable Layn R. Phillips (Ret.), negotiated the attorneys’ fees and expenses that Finisar would pay to Plaintiffs’ Counsel, subject to Court approval.  As a result of these negotiations, and in light of the substantial benefit conferred, Finisar agreed to pay $6,300,000 to Plaintiffs’ Counsel for their fees and expenses (“Fee and Expense Award”).  The Fee and Expense Award includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the litigation.  To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of Finisar stockholders.  The Fee and Expense Award will compensate Plaintiffs’ Counsel for the results achieved in the litigation.

V.                                    REASONS FOR THE SETTLEMENT

The Settling Parties have determined that it is desirable and beneficial that the Actions, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation and Plaintiffs’ Counsel believe that the Settlement is in the best interests of the Settling Parties, Finisar and its stockholders.

A.                                    Why Did Plaintiffs Agree to Settle?

Plaintiffs and their counsel believe that the claims asserted in the Actions have merit.  However, Plaintiffs and their counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Actions against the Settling Defendants through trial and appeal.  Plaintiffs and their counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Actions, as well as the difficulties and delays inherent in such litigation.  Plaintiffs and their counsel also are mindful of the inherent problems of proof of, and possible defenses to, the violations asserted in the Actions.  Based on Plaintiffs’ and their counsel’s understanding of the facts, Plaintiffs and their counsel believe the Settlement provides an outstanding recovery based on the alleged conduct of the Settling

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Defendants.  Based on their evaluation, Plaintiffs and their counsel have determined that the Settlement set forth in the Stipulation is in the best interests of Finisar.

B.                                    Why Did the Settling Defendants Agree to Settle?

The Settling Defendants have denied and continue to deny each and every one of the claims and contentions alleged by the Plaintiffs in the Actions.  The Settling Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged in the Actions, and contend that many of the factual allegations in the Actions are untrue and materially inaccurate.  The Settling Defendants have denied and continue to deny that they violated the federal securities laws, violated state law, or breached their fiduciary duties or any other duty owed to Finisar or its stockholders, or that Plaintiffs, Finisar or its stockholders have suffered any damages or were harmed by the conduct alleged in the Actions or otherwise.  The Settling Defendants have further asserted and continue to assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the bests interests of Finisar and its stockholders.  Pursuant to the terms set forth therein, the Stipulation shall in no event be construed as or deemed to be evidence of an admission or concession by any of the Settling Defendants with respect to any claim of fault, liability, wrongdoing or damage whatsoever.

Nonetheless, the Settling Defendants also have taken into account the expense, uncertainty and risks inherent in any litigation, especially in complex cases like the Actions.  Therefore, the Settling Defendants have determined that it is desirable and beneficial that the Actions, and all of the Settling Parties’ disputes relating thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.

VI.                               SETTLEMENT HEARING

On October 18, 2013, at 9:00 a.m., the Court will hold the Settlement Hearing at 2112 Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, California.  At the Settlement Hearing, the Court will consider whether the terms of the Settlement

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are fair, reasonable and adequate and thus should be finally approved, whether the separately negotiated Fee and Expense Award should be approved and whether the Federal Action should be dismissed with prejudice pursuant to the Stipulation.

Pending determination of whether the Settlement should be approved, no Finisar stockholder, either directly, representatively, derivatively or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court, administrative agency or other tribunal asserting any of the Released Claims.

VII.                          RIGHT TO ATTEND SETTLEMENT HEARING

Any current Finisar stockholder may, but is not required to, appear in person at the Settlement Hearing.  If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below.  The Court has the right to change the hearing dates or times without further notice.  Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court.  CURRENT FINISAR STOCKHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

VIII.                     RIGHT TO OBJECT TO THE PROPOSED DERIVATIVE SETTLEMENT AND PROCEDURES FOR DOING SO

Any current Finisar stockholder may appear and show cause, if he, she or it has any, why the Settlement of the Actions should not be approved as fair, reasonable and adequate, or why a judgment should not be entered thereon, or why separately negotiated attorneys’ fees and expenses shall not be approved.  You must object in writing, and you may request to be heard at the Settlement Hearing.  If you choose to object, then you must follow these procedures.

A.                                    You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1.                                      Your name, legal address, and telephone number;

2.                                      Proof of being a Finisar Stockholder as of the Record Date;

3.                                      The date(s) you acquired your Finisar shares;

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4.                                      A statement of your position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made;

5.                                      Notice of whether you intend to appear at the Settlement Hearing (this is not required if you have lodged your objection with the Court); and

6.                                      Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

The Court may not consider any objection that does not substantially comply with these requirements.

B.                                    You Must Timely Deliver Written Objections to the Court and Counsel for Plaintiffs, Defendants and Finisar

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN September 27, 2013.  The Court Clerk’s address is:

Clerk of the Court

United States District Court

Northern District of California

2112 Robert F. Peckham Federal Building

and United States Courthouse

280 South First Street

San Jose, CA  95113

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO COUNSEL FOR PLAINTIFFS, DEFENDANTS AND FINISAR SO THEY ARE RECEIVED NO LATER THAN September 27, 2013.  Counsel’s addresses are:

Counsel for Federal Plaintiffs

Jeffrey D. Light
ROBBINS GELLER RUDMAN

& DOWD LLP
655 West Broadway, Suite 1900

San Diego, CA  92101

Counsel for Nominal Party Finisar and Defendants David Fries, Harold Hughes and Gregory Olsen

Shirli Fabbri Weiss

DLA PIPER LLP

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401 B Street, Suite 1700
San Diego, CA  92101

Counsel for Defendants Stephen K. Workman, David Buse, John Drury, Mark Farley, Jan Lipson, Joseph Young, Fariba Danesh and Dallas W. Meyer

Sarah A. Good
PILLSBURY WINTHROP SHAW

PITTMAN LLP

Four Embarcadero Center

22nd Floor
San Francisco, CA  94111

Counsel for Defendants Michael C. Child, Roger C. Ferguson, Frank H. Levinson, Robert N. Stephens and Dominique Trempont

Lloyd Winawer
GOODWIN PROCTER LLP
135 Commonwealth Drive
Menlo Park, CA  94025

Counsel for Defendant Jerry S. Rawls

Jared L. Kopel
LAW OFFICES OF JARED L. KOPEL
303 Almaden Blvd., Suite 520
San Jose, CA  95110

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to counsel for Plaintiffs, the Defendants and Finisar.

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and, unless otherwise ordered by the Court, shall be bound by the Judgment to be entered and the releases to be given.

IX.                              HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation.  It is not a complete statement of the events of the Actions or the Settlement contained in the Stipulation.

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You may inspect the Stipulation and other papers in the Federal Action at the United States District Clerk’s office at any time during regular business hours of each business day.  The Clerk’s office is located at the United States District for the Northern District of California, 2112 Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, California.  However, you must appear in person to inspect these documents.  The Clerk’s office will not mail copies to you.  You may also view and download the Stipulation at www.finisar.com.

If you have any questions about matters in this Notice you may contact by telephone at 1-800-449-4900 or in writing Rick Nelson, c/o Stockholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101.

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

DATED August 9, 2013	BY ORDER OF THE COURT
UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA

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